Annual Fund Operating Expenses - Transamerica Goldman Sachs 70-30 Allocation VP - Service	May 01, 2021
Operating Expenses:
Management fees	0.10%	[1]
Distribution and service (12b-1) fees	0.25%
Other expenses	4.98%
Acquired fund fees and expenses	0.67%	[2]
Total annual fund operating expenses	6.00%
Fee waiver and/or expense reimbursement	4.85%	[3]
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.15%

[1]	Management fees have been restated to reflect a reduction in management fees effective August 28, 2020.
[2]	Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
[3]	Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2022 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 1.15%, excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2022 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the portfolio, in the class’s total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.